UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2007

BIOMET, INC.

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Indiana	0-12515	35-1418342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 East Bell Drive

Warsaw, Indiana 46582

 (Address of Principal Executive Offices, Including Zip Code)

(574) 267-6639

 (Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed by Biomet, Inc. (the “Company” or “Biomet”) on March 30, 2007 the Company entered into severance and consulting agreements with Messrs. Gregory D. Hartman and Daniel P. Hann, the terms of which are described in Biomet’s Form 8-K filed on March 30, 2007.  Copies of such agreements are being filed herewith as Exhibit 10.1 and Exhibit 10.2.

Item 2.02.  Results of Operations and Financial Condition.

On April 20, 2007 Biomet announced preliminary unaudited consolidated financial statements and related preliminary disclosures for the third quarter of fiscal 2007, which ended on February 28, 2007.  The preliminary unaudited consolidated financial statements and related preliminary disclosures are being furnished as Exhibit 99.1 to this Form 8-K and are incorporated herein by reference.

On March 30, 2007, Biomet publicly disclosed that Biomet’s previously issued financial statements and any related reports of its independent registered public accounting firm should not be relied upon.  As a result of that disclosure:

•                  the preliminary consolidated balance sheets at May 31, 2006 included herein,

•                  the preliminary consolidated statements of income for the three and nine months ended February 28, 2006 included herein, and

•                  preliminary consolidated statements of cash flow for the nine months ended February 28, 2006 included herein,

should no longer be relied upon.  No attempt has been made in this Form 8-K to modify or update the previous period disclosures or financial statements.

The preliminary unaudited consolidated financial statements and related preliminary disclosures furnished as Exhibit 99.1 will be superseded by Biomet’s Quarterly Report on Form 10-Q for the period ended February 28, 2007, when filed by Biomet with the Securities and Exchange Commission.

The information in this Item 2.02 and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information in this Item 2.02 and in Exhibit 99.1 shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Document
10.1	Retirement and Consulting Agreement with Gregory D. Hartman, dated as of March 30, 2007
10.2	Retirement and Consulting Agreement with Daniel P. Hann dated as of March 30, 2007
99.1	Preliminary Quarterly Report for the Period Ended February 28, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMET, INC.

/s/ Bradley J. Tandy
By: Bradley J. Tandy
Its: Senior Vice President, Acting
General Counsel and Secretary

Date: April 20, 2007